Purchase Contract

Contract No. IJCS-20101118-1
Place of Signing: Changxing , Zhejiang

Party A (Buyer): Changxing Chisen Electric Co., Ltd.
Party B (Supplier): Zhejiang Chisen Glass Co., Ltd.

After friendly consultation, the both Parties agree to come into and strictly abide by this Contract on components purchase.

1.	Party B shall provide Party A with the following products:

Product Name	Specification	Unit	Quantity	Unit Price (17% tax included)	Total amount	Delivery date
AGM Separate Plates	According to the orders	Kg	According to the orders	23.5 RMB/Kg		According to the orders

2.	Quality Warranty
Party B shall provide Party A with the products in compliance with Party A's quality and technical requirement.

3.	Delivery
Party B shall deliver the products to site appointed by Party A and bear the expenses arising therefrom.

4.	Acceptance Standard and Method
Party A shall inspect the goods in compliance with Party A’s technical standards and quality requirements. In case of any quantity or quality discrepancy, Party A is entitled to reject the goods and deduct the relevant amount for the defected goods accordingly.

5. Payment Terms
(1)	Party B shall deliver the products to Party A’s warehouse before the 25th day of the ordering month.
a)	Party A shall issue qualified goods inspection voucher to Party B;
b)	Party A shall issue warehouse voucher to Party B.
c)	Party A shall sign in acknowledgement of receipt for actual quantity received.
d)	VAT invoice with tax rate of 17% for products according to specification, quantity and amount listed in items a) b) c).

2) After Party A receiving the materials listed in Item (1) and Party A shall pay relevant amount to Party B between the 20th day and 25th day in the 4th month after recording the invoice of item (1) d) in Party A’s account. The same method should be applied to the payment terms of purchasing goods from the 25th day of this month to the 25th day of next month.
3) If Party B fails to deliver the (1) items to Party A before the 25th day of the ordering month, the payment should be delayed one month accordingly.

6. Breach Liabilities
Both Parties should strictly comply with the contract. Due to either party’s fault, if breaching the Contract, that party shall undertake the breach liability according to “The Contract Law of the People’s Republic of China”.

1)
If Party A failed to supply or short of supply to a large extent, Party A is not only entitled to terminate the contract, but also could indemnify Party B 2% of the aggregate amount of payment if caused impact on Party A’s production.

2)
Party A shall strictly comply with the technical standards and quality requirements, if Party A returned the goods due to serious quality problems, (goods is allowed to be returned only once), if the goods were returned twice, Party B should pay penalty of 1% of the total amount. If over 3 times, the penalty will be 2% of the total amount, and so forth. If the goods returned over 3 times in one month, Party A is entitled to come up with corrective measures, disqualify suppliers or reevaluate suppliers’ qualification. Damages will be directly deducted from Party B’s payment for goods or paid off by Party B in one week once the damages occurred.

3)	Due to the quality and quantity problem from Party B, which caused loss on Party A during the production and sale process, Party B shall take the full responsibility.

7. Dispute Settlement
Any dispute shall be solved through negotiation. If no settlement can be reached, the case in dispute shall be subjected to local People’s Court at the signing place of this Contract.

8. Miscellaneous
(1)
If Party A have any modifications on product specifications, Party A should notify Party B immediately in order to do adjustment to its safe storage. Party A shall periodically adjust products price in accordance with the raw material price fluctuation. If special circumstances exist, both parties should negotiate.

(2)	Party A is permitted to detain RMB100,000 as guarantee for the contract performance .

(3)
If either Party wants to terminate the Contract, the Contract may be terminated by that Party by giving notice in written form 60 days in advance. Party A should pay off all the bills to Party B in 180 days.

9.	The Contract is made in duplicate, with each Party holding one original, and shall come into effect after being signed and sealed by the Parties. Fax is also effective.

Party A: Changxing Chisen Electric Co., Ltd. (seal)
Signature:
Date: December 20, 2010

Party B: Zhejiang Chisen Glass Co., Ltd.
Signature:
Date: December 20, 2010

CXCS 昌盛 长兴昌盛电气有限公司

长兴昌盛电气有限公司

合同审批签单

合同名称	采购合同		业务单位	浙江昌盛玻璃有限公司	
制定部门	采购部	部门主管签字		制定日期	2010.11.18
公司主管领导审核	同意 ZJCS20101118-1 签字: [illegible] 2010年 12月 [illegible]日				
常年法律顾问审查（或委托人）	已审. [illegible] 2010.12.[illegible] 签字: [illegible] 2010年 12月 22日				
财务审核	签字: [illegible] 2010年 12 月 23 日				
法人或法人授权代表批准	☐ 须签 ☐ 免签 签字: 年 月 日				
档案室编号存档	CS-UZDG-PU-HT-19 签字: 徐利平 2010 年 12月23 日

长兴昌盛电气有限公司
CHANGXING CHISEN ELECTRIC CO., LTD

昌盛电气
CHISENELECTRIC

采购合同

地址：浙江省长兴经济开发区经一路　网址：www.chisenpower.com　邮编：313100

长兴昌盛电气有限公司
CHANGXING CHISEN ELECTRIC CO., LTD

长兴昌盛电气有限公司

CHANGXING CHISEN ELECTRIC CO., LTD

采购合同

甲方：长兴昌盛电气有限公司　　　　合同编号：ZJCS 20101118-1

乙方：浙江昌盛玻璃有限公司　　　　签约地点：浙江长兴

按照我国《合同法》的相关规定，经甲乙双方协商一致，自愿签订本合同，以供双方信守执行。

1、产品名称、规格、数量、价款：

产品名称	规格/型号	单位	数量	单价含17%税	总金额	交货日期
AGM隔板	以采购订单为准	千克（kg）	以采购订单为准	23.5元/kg		以采购订单为准
金额大写：						

2、质量指标：乙方提供的产品应当符合甲方技术质量标准及品质检验规程（见附件）。

3、交货方式及地点：由乙方送货至甲方指定地点，费用由乙方自负。

4、验收方式：甲方按甲方品质检验标准及检验规程进行检验，检验合格后，甲方向乙方出具合格品检验单及入库单。检验不合格的，甲方可将货物退还给乙方并扣除不合格货物所对应的货款。

5、结算、付款方式：（1）乙方须在采购产品当月25日之前将以下材料送至甲方原料仓库。

①甲方向乙方出具的合格品检验单；

②甲方向乙方出具的入库单；

③甲方原料仓库签字确认的送货单；

④与上述①②③项中产品型号、数量、货款金额相符的税率为17%的增值税发票；

（2）甲方应在收到本条第（1）项的材料并以将本条第（1）④的发票入甲方帐后的第四个月的20—25日向乙方支付本条第（1）④的发票所对应数额的货款。以后每月25日至次月25日采购货款的支付方式，依此类推；

（3）如甲方未在当月25日之前收到本条第（1）项所述材料的，则当月采购所

地址：浙江省长兴经济开发区经一路　网址：www.chisenpower.com　邮编：313100

长兴昌盛电气有限公司
CHANGXING CHISEN ELECTRIC CO., LTD

发生的货款，视为次月采购所应支付的货款。

6、违约责任：甲乙双方须严格以合同内容要求执行，如有违约行为，违约责任按《中华人民共和国合同法》及相关国家法律、法规规定承担。

1、如乙方未及时按采购订单供货或供货量严重不足时，甲方除有权解除合同外，如对甲方生产造成影响，按甲方采购订单数量金额的 2%处罚。2、对乙方产品质量要求，按品质部检验规程及技术指标严格执行，如出现严重质量问题并退货的，（每月允许一次退货）每月第二次退货按采购订单数量金额的 1%处罚、第三次退货按采购订单数量金额的 2%处罚、依次类推，如单月退货超过 3 次以上由甲方提出整改措施并有权取消供应商资格或重新评定供应商资格。赔偿金在乙方货款中直接扣除或由乙方在赔偿金发生一周内向甲方付清。4、因乙方产品数量、质量问题导致甲方在生产及销售过程中所造成损失的，由乙方承担全部损失。

7、**解决合同纠纷**：因履行合同发生争议，由双方当事人协商解决，协商不成提交本合同签约地人民法院解决。

8、**其它约定事项**：

（1）当甲方对某型号产品提出改动要求，甲方第一时间通知乙方，并对安全库存作及时调整，乙方需配合完成。2、根据供货产品原材料价格波动，由甲方定期调整供货产品价格，如遇特殊情况，协商解决。

（2）甲方允许乙方压人民币 100000 元的货款作为合同履行的保证金。

（3）如双方有一方提出解除此份合约，则须提前 60 天正式的书面通知对方，经双方正式协商同意后 180 天内甲方向乙方付清所欠乙方货款。

9、**本合同一式二份，双方各执一份，具有同等法律效力，双方签字盖章即生效。本合同传真件有效。**

甲 方	乙 方
单位：长兴昌盛电气有限公司	单位：浙江昌盛玻璃有限公司
地址：	地址：长兴县煤山工业园
法定人：	法定人：[illegible]
委托人：	委托人：[illegible]
电话：	电话：0572-6709758
签（章）：	签（章）：
年 月 日	2010 年 12 月 20 日

注：本合同有效期自 **2010** 年 **11** 月 **18** 日至 **2011** 年 **11** 月 **18** 日止。

地址：浙江省长兴经济开发区经一路　网址：www.chisenpower.com　邮编：313100